Upright Growth Fund

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ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

____________________________________________________________________________________________

September 30, 2016

Upright Growth Fund

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TABLE OF CONTENTS

Shareholders Letter	1

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	13

Fund Expense	14

Security Holdings By Industry Sector	16

Trustees and Officers	17

Upright Growth Fund

November 28, 2016

Dear Valued Shareholder:

We would like to present the Annual Report of Upright Growth Fund for the fiscal year from October 1, 2015 to September 30, 2016.  The Fund increased 16.62% while the S&P 500 Index declined 15.43% for the same period.

For the intermediate term, comparing the Fund vs S&P 500 for the past three years, the return rate is 13.72% and 11.16%, respectively.  The past five-year return of the two is 18.38% vs 16.37%.  The Fund yields higher return than S&P500 after financial crisis in year 2008.

Market Review

The various policies of the US president-elect have been widely discussed on the financial news lately.  As leading indicators improve, the anticipated interest rate hike by the Federal Reserve Bank may indeed become a reality before the end of the year.

The US unemployment rate reached a high point of 10% in late 2009.  Right now it is holding at 5% - the lowest since 2008, and considered close to full employment. There were also reports of strong job growth in September 2016.  The economy experienced a 2.9% annual expansion from July to September compared to the same period a year ago.  Most financial pundits believe the two factors above would give enough credence for the Federal Reserve policy makers to raise the benchmark interest rate when they meet in December.

Portfolio Holding

The Fund currently holds a cash position around 38%, a second historical high just shy of the year of the high tech bubble in 2000.  Are we predicting the market to go through a correction?  We cannot be sure of that.  Will the increase in interest rate impact our portfolio holding decision?  Probably not.  Then why hold so much cash?

Here are some reasons.  First of all, US stock market is not cheap now.  Some indicators show the market is approaching its fair value, and some stocks are still overpriced.  For example, Shiller P/E, the cyclically adjusted price-to-earnings ratio, commonly known as CAPE, uses ten-year instead of one-year earnings, which is a more reasonable market valuation than the P/E ratio because it eliminates fluctuation of the ratio caused by the variation of profit margin during business cycles.

As of September 2016, the Shiller P/E ratio is 26, which means it is 65.9% higher than the historical mean of 16.7.  Usually high P/E ratios are normal in periods of very low interest rates like what we have now.  However, the S&P500 earnings growth momentum has slowed down upon reaching its high in 2014.  Then there is also another indicator of market valuation based on the ratio of total market cap over GDP.  This number currently reads 124.9%, off of its 129.7% interim high in Q1 of 2015, but is heading towards the overheated 151% during the high tech bubble of 2000.

From a valuation standpoint, and taking all three indicators into consideration (high Shiller P/E ratio, slowing down of corporate earnings growth momentum, higher ratio of market cap over GDP), it is not hard to see why it is important to stay alert. Of course if corporate earnings change direction and gain momentum, we will change our market valuation and adjust our strategy accordingly.

It takes patience and trust to benefit from a potentially growing company. Silicon Motion Technology is one such case where the majority holding was sold to realize almost fourteen times gain in the last seven years.  I am so glad for us, grateful that you placed your trust in me and had the patience to see this stock yield such bountiful harvest.  However, recently, it has been a real challenge to find companies with such growth potential at a bargain price or even at a fair price.  So we also looked at other areas such as the value sector, the small to medium size firms, or technology companies similar to our current holdings.  Even though a higher cash position may cause our performance to lag when the market keeps reaching new highs, we are aiming for safety and possible windfall down the road. Again, buy growth stock at a reasonable will always be our core strategy.

Taking conservative measures during periods of high market valuation is sensible and necessary.  However, I am happy to report to you that even with our high cash position of 20-38% since 2013, we have consistently outperformed S&P500 benchmark rates most of these years.

Conclusion

The US stock market is not a bargain right now. In general, US stock prices may continue to climb, but it will not be non-stop growing that creates a straight line graph. Any market correction or pull back during the period will be a healthy sign.  The majority of good bull rallies require a healthy dose of fear or cooling down.

Stock valuations do ultimately matter. Currently, stocks in general are still fair-priced when considering the factors of the historically low interest rate environment.  The average dividend yield in the market is about 2% as opposed to a 10 year Treasury bond yield of 2.3%. Although the numbers seem fairly close, the stock market also provides attractive capital appreciation return to investors.

Do not let short-term uncertainty derail long-term investment goal. Periods of ambivalence can present challenges.  Correction is also inevitable for the market that is continuously reaching its new high. We deem it healthy and necessary, while at the same time we pay close attention to market and stock valuations.  Once the stocks rise without fundamental support, we will raise cash and wait for the next opportunity. We appreciate your trust and business in the past and look forward to continuing the trend of outstanding performance since 2009.

Sincerely,

David Y. S. Chiueh

Portfolio Manager

Upright Growth Fund

Upright Growth Fund vs S&P 500
S&P 500
$20,094.2
Upright Growth Fund
$15,030.43
Value of Initial $10,000 Invested
25,000.00
20,000.00
15,000.00
10,000.00
5,000.00
0.00
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
Date. 09/30/06-09/30/16
Upright Growth Fund
S&P 500

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2016

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	16.62%	13.72%	18.38%	4.17%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments
September 30, 2016
	Number of Shares	Market Value
COMMON STOCKS – 62.07%
-------------------------	------------	---------------

Basic Material-1.60%
BHP Billiton Ltd Adr	800	27,720
Dow Chemical Company	1,000	51,830
Mosaic Company	200	4,892
Steelcase Inc	5,500	76,395
		---------------
		160,837

SERVICE-0.53%
Alibaba Group Holding Ltd*	500	52,895

Auto/Truck-0.97%
Johnson Controls International	2,089.25	97,213

Bank-1.40%
Bank of America Corp	9,000	140,850

Consumer-19.11%
Apple Computer Inc	16,800	1,899,240
Whirlpool Corp	100	16,216
		---------------
		1,915,456

Electronic-1.55%
Silicon Motion Technology	3,000	155,370

Energy-1.54%
Plug Power Inc New*	90,000	153,900

Food-0.31%
Starbucks Corp	200	10,828
Whole Foods Market, Inc.	700	19,845
		---------------
		30,673

Precious Metals-0.44%
PROSHARES ULTRA GOL*	1,000	44,010
See accompanying notes to financial statements.
Insurance-3.11%
Genworth Financial Inc*	40,500	200,880
Metlife Inc	2,500	111,075
		---------------
		311,955
Internet-0.78%
Google Inc	100	77,729

Machinery-0.09%
Caterpillar, Inc	100	8,877

Medical-3.58%
Abbott Laboratories	1,500	63,435
ABBVIE INC COM	500	31,535
LANNET INC*	6,000	159,420
Teva Pharm Inds Ltd Adrf	2,000	92,020
Valeant Pharma*	500	12,275
		---------------
		358,685
Oil-0.47%
Chevron Corporation	300	30,876
Transocean Offshore Inc	1,500	15,990
		---------------
		46,866
Semiconductor-21.42%
Himax Technologies Adr	250,000	2,147,500

Technology Hardware&Equipment-5.19%
Taiwan Semiconductr Adr	17,000	520,030
		---------------
Total Commons Stock (Cost $3,594,095)		6,222,846
Cash and Money Funds-38.53%
Total Cash and Money Funds (Cost $3,862,844)		3,862,844
		---------------

Total Investment Portfolio(Cost $7,456,939)- 100.61%		10,085,690

Liabilities in Excess OF Other Assets-(0.61)		(60,776)
		---------------
Net Assets-100%		10,024,914

* Non-income producing security
ADR - American Depository Receipt

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Assets and Liabilities
September 30, 2016

ASSETS:
Investments, at market value (identified cost $7,456,939)	$10,085,690
Dividends receivable	754
Accrued interest receivable	427

Total Assets	10,086,871

LIABILITIES:
Accrued Investment advisory fees	38,366
Accrued Administrative fees	11,484
Accrued Custodian fees	(746)
Accrued Auditing fees	10,889
Accrued Trustee fees	1,770
Other accrued expenses	194

Total Liabilities	61,957

NET ASSETS	10,024,914

NET ASSETS CONSIST OF:

Paid-in capital	5,920,295
Accumulated undistributed:
Net investment (loss)	(28,134)
Net realized gain (loss)	1,504,002
Net unrealized appreciation (depreciation)	2,628,751

Net Assets (based on 743,586 shares outstanding)	$10,024,914

Net Asset Value, redemption price per share	$13.48

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividend income (net of Foreign taxes withheld $5,199)	$150,825
Interest income	4,977

Total investment income	155,802

EXPENSES:
Investment advisory fees	142,245
Administrative fees	42,640
Custodian fees	284
Auditors and legal fees	10,230
Trustee fees	1,245
Blue sky fees	1,572
Insurance fees	958
Miscellaneous	7,949
Total expenses	207,123

NET INVESTMENT(LOSS)	(51,321)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	1,684,457
Change in unrealized appreciation (depreciation) on investments- net	(195,948)

Total realized and unrealized gain on investments- net	1,488,509
$1,437,188
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

See accompanying notes to financial statements.

Upright Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the Years Ended
	September 30,
	2016	2015
OPERATIONS
Net investment income (loss)	$(51.321)	$(16,932)
Net realized gain (loss) on investment transactions	1,684,457	253,182
Net change in unrealized appreciation (depreciation) on investments	(195,948)	(906,498)

Net increase (decrease) in net assets from operations	1,437,188	(670,248)
Distributions to Shareholders
From realized gains from securities transactions	(454,934)	(924,679)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	776,301	1,337,304
Payments for shares redeemed	(912,809)	(4,571,627)
Reinvestment of distributions	454,934	924,679

Net increase (decrease) in net assets from capital share transactions	318,426	(2,309,644)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,300,680	(3,904,571)

NET ASSETS:
Beginning of year	8,724,234	12,628,805

End of year (Includes $28,134 of undistributed net investment loss in 2016)	$10,024,914	$8,724,234

CHANGES IN SHARES OUTSTANDING
Shares sold	62,004	104,385
Shares reinvested	37,598	76,864
Shares redeemed	(72,529)	(341,151)

Net increase (decrease) in shares outstanding
	27,073	(159,902)

See accompanying notes to financial statements

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended September 30,
	2016	2015	2014	2013	2012
PER SHARE DATA
Net asset value, beginning of year	12.18	14.41	10.67	8.96	6.76
Investment operations:
Net investment loss*	(0.07)	(0.02)	(0.06)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	2.02	(0.95)	3.80	1.73	2.28

Total from investment operations	1.95	(0.97)	3.74	1.71	2.20

Less distributions from net investment income	(0.65)	(1.26)	-	-	-

Net asset value, end of year	13.48	12.18	14.41	10.67	8.96

TOTAL RETURN	16.62%	(6.78%)	35.01%	19.08%	32.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	10,025	8,724.00	12,629.00	8,863.00	7,132.00

Ratio of net expenses to average net assets	2.19%		2.16%	2.17%	2.22%
		2.34%
Ratio of net investment income (loss) to average net assets	(0.54%)		(0.52%)	(0.23%)	(0.95%)
		(0.21%)
	10.19%		46.71%	4.71%	13.05%
Portfolio turnover rate		20.36%

* Calculated based on the average number of shares outstanding during the period
See accompanying notes to financial statements

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2016:

Level 1

      $ 10,085,690

Level 2

           -

Level 3

                          -

Total

      $ 10,085,690

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses. Permanent differences in the amount of $826,338 were reclassified out of accumulated undistributed net investment income to paid-in capital.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2016

e)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter into any repurchase agreements during 2016 or 2015.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2016.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin during the year ended on September 30, 2016. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2016 (excluding repurchase agreements and short-term securities), were as follows:

Purchases

                               $717,041

Proceeds from sales                            $3,331,555

As of September 30, 2016, the gross unrealized appreciation for all securities totaled $2,740,429 and the gross unrealized depreciation for all securities totaled ($111,678) for a net unrealized appreciation of $2,628,751 for tax purposes.  The aggregate cost of securities including cash and money funds on September 30, 2016 was $7,456,939.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $38,366 of adviser fees at September 30, 2016.  During the year ended September 30, 2016 the fund incurred $142,245 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million and 20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over 20 million, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund’s Prospectus and Statement of Additional Information.

The Fund has accrued $11,484 of administrative fees at September 30, 2016. During the year ended September 30, 2016, the Fund incurred $42,640 in administrative fees.

The adviser has paid the trustee fee; accordingly, the trustee fee payable is due to the advisor. During the year ended September 30, 2016, the Fund failed the diversification of assets under the Internal Revenue Code (IRC) Subchapter M for the third quarter ending June 30, 2016.  The Fund has six months to correct the diversification of assets subject to penalty assessed under IRC Subchapter M, and will be assumed by the Advisor.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2016

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The components of distributable earnings on a tax basis were as follows:

Accumulated undistributed net investment income(loss)	$(28,134)*
Accumulated net realized gain as investments	1,504,002
Unrealized appreciation on investments	2,628,751
$4,104,619

The tax character of distributions paid for the years ended September 30, 2016 and 2015 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/16	$ _	$454,934	$454,934
9/30/15	$ _	$924,679	$924,679

* The fund has late-year ordinary losses of $28,134 which is deferred until fiscal year 2017 for tax purposes.

6. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Upright Growth Fund

We have audited the accompanying statement of assets and liabilities of Upright Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.  The Statement of Changes in Net Assets and Financial Highlights for the years ended September 30, 2015, 2014, 2013, and 2012 were audited by other auditors whose reports dated December 11,2015 and November 29, 2012, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait,Weller & Baker, LLP

Philadelphia, Pennsylvania

November 28, 2016

Upright Growth Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2016 through September 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2016	September 30, 2016	April 1, 2016 to September 30, 2016

Actual	$1,000.00	$1,106.73	$11.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.95	$11.13

* Expenses are equal to each Fund's annualized expense ratio of 2.21%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

Upright Growth Fund

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2016

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth Fund
By Industry Sectors
SERVICE, 0.53%
Basic Materials, 1.60%
Auto/Truck, 0.97%
Bank, 1.40%
Consumer, 19.11%
Electronic, 1.55%
Energy, 1.54%
Food, 0.31%
Precious Metals, 0.44%
Insurance, 3.11%
Internet, 0.78%
Machinery, 0.09%
Medical, 3.58%
Oil, 0.47%
Semiconductor, 21.42%
Technology Hardware&Equipment, 5.19%
Cash and Money Funds, 38.53%

The pie chart calculation is based on Total Investments of $ 10,024,914.

Upright Growth Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chief Executive Officer and Chief Compliance Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

Upright Growth Fund

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait,Weller & Baker, LLP

1818 Market Street, Suite 2400,

Philadelphia, PA  19103

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: January 25, 2017

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: January 25, 2017

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2016

$10,000

FY 2015

$ 10,000

(b) Audit-Related Fees

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2016

$ 0

FY 2015

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: January 25, 2017

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: January 25, 2017

* Print the name and title of each signing officer under his or her signature.